UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 22, 2008

TriQuint Semiconductor, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 N.E. Brookwood Parkway

Hillsboro, Oregon 97124

(Address of principal executive offices, including zip code)

(503) 615-9000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed by TriQuint Semiconductor, Inc (“TriQuint” or the “Company”) on May 22, 2008, TriQuint completed its acquisition of WJ Communications, Inc. (“WJ”) on May 22, 2008, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 9, 2008 among TriQuint, WJ, and ML Acquisition, Inc., (“ML”), a wholly-owned subsidiary of TriQuint. The merger of ML with and into WJ was completed pursuant to the terms of the Merger Agreement, with WJ becoming a direct wholly-owned subsidiary of TriQuint. In accordance with items 9.01 (a) and (b) of Form 8-K, this Amendment No. 1 on Form 8-K/A (the "Amendment") is being filed to include unaudited pro forma financial information for TriQuint and audited and unaudited historical financial information for WJ.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated balance sheets of WJ as of December 31, 2007 and the consolidated statements of operations, comprehensive loss, stockholders' equity, and cash flows of WJ for the year ended December 31, 2007 and the notes related thereto, as required by this Item 9.01(a) of Form 8-K, are filed as Exhibit 99.1 to this Amendment.

The unaudited condensed consolidated balance sheets of WJ as of March 30, 2008 and the unaudited condensed consolidated statements of operations and cash flows of WJ for the three month period ended March 30, 2008, and the notes related thereto, as required by this Item 9.01(a) of Form 8-K, are incorporated herein by reference to Item 1 of WJ’s Quarterly Report on Form 10-Q as filed on May 14, 2008.

(b) Pro Forma Financial Information.

In accordance with Item 9.01(b) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.2 to this Amendment.

(d) Exhibits.

Exhibit	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm, with respect to WJ Communications, Inc.

99.1	Audited Financial Statements of WJ Communications, Inc. for the year ended December 31, 2007.

99.2	Unaudited pro forma condensed combined balance sheet of TriQuint as of March 31, 2008, the unaudited pro forma condensed combined statement of operations of TriQuint for the interim period ended March 31, 2008 and the unaudited pro forma condensed combined statement of operations of TriQuint for the fiscal year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIQUINT SEMICONDUCTOR, INC.

By:	/s/ STEVEN J. BUHALY
Steven J. Buhaly Chief Financial Officer

Date: August 6, 2008

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm, with respect to WJ Communications, Inc.

99.1	Audited Financial Statements of WJ Communications, Inc. for the year ended December 31, 2007.

99.2	Unaudited pro forma condensed combined balance sheet of TriQuint as of March 31, 2008, the unaudited pro forma condensed combined statement of operations of TriQuint for the interim period ended March 31, 2008 and the unaudited pro forma condensed combined statement of operations of TriQuint for the fiscal year ended December 31, 2007.